EXHIBIT 10


                             DEBT EXCHANGE AGREEMENT

         DEBT   EXCHANGE   AGREEMENT,   dated  as  of  January  10,  2003  (this
"Agreement"),   by  and  between  FiberNet  Telecom  Group,   Inc.,  a  Delaware
corporation (the "Company"), and Nortel Networks Inc. (the "Purchaser").


                                 R E C I T A L S

         WHEREAS, pursuant to the Amended and Restated Credit Agreement dated as of February 9, 2001 by and among FiberNet Operations, Inc., Devnet L.L.C., the Purchaser and certain other lenders, FiberNet Operations, Inc. and Devnet L.L.C. owe $5,018,546.22 to the Purchaser (the "Nortel Debt");

         WHEREAS, the Company has agreed that, pursuant to this Agreement, it will issue to the Purchaser, in exchange for the Nortel Debt, an aggregate of 51,942,950 shares of common stock, par value $.001 per share, of the Company (the "Shares"); and

         WHEREAS, the Company and the Purchaser desire to enter into this Agreement to set forth certain matters relating to such exchange.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                                    Exchange

         Section 1.1. Exchange of Nortel Debt for Shares. Upon the following terms and conditions, and in consideration of and in express reliance upon such terms and conditions and the representations, warranties and covenants of this Agreement, the Purchaser shall release the Company of all obligations owing in respect of the Nortel Debt and shall surrender to the Company for exchange all documents evidencing the Nortel Debt, together with all appropriate instruments of transfer, and, in exchange therefor, the Company shall issue to the Purchaser the Shares. The exchange described in this Section 1.1 is referred to herein as the "Exchange".

         Section 1.2. Closing. The closing (the "Closing") of the Exchange under this Agreement shall take place at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174 at 10:00 a.m., New York time (i) on or before January 10, 2003, provided, that all of the conditions set forth in this Agreement shall have been fulfilled or waived in accordance herewith, or (ii) at such other time and place or on such date as the Purchaser and the Company may agree upon (such date on which the Closing occurs, the "Closing Date"). At the Closing, the Purchaser shall deliver or cause to be delivered to the Company the Nortel Debt that the Purchaser is exchanging pursuant to the terms hereof, together with all appropriate instruments of transfer. At the Closing, the Company shall deliver the Shares to the Purchaser.

                                  ARTICLE II.

                         Representations and Warranties

         Section 2.1. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser, as of the date hereof and the Closing Date, as follows:

         (a) Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdictions (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect. For the purposes of this Agreement, "Material Adverse Effect" means any condition, circumstance, or situation that would prohibit or hinder the Company from executing this Agreement and/or performing any of its obligations hereunder or thereunder in any material respect.

         (b) Authorization; Enforcement. The Company has the requisite power and authority to enter into and perform this Agreement and to consummate the Exchange. The execution, delivery and performance of this Agreement by the Company have been duly and validly authorized by all necessary corporate action, and no further consent or authorization is required for the Company to effect the transactions contemplated hereby. When executed and delivered by the Company, the Agreement shall constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

         (c) Issuance of Shares. The Shares have been duly authorized by all necessary corporate action and, when issued in accordance with the terms hereof upon surrender of the Nortel Debt in the Exchange, the Shares shall be validly issued and outstanding, fully paid and non-assessable, free of restrictions on transfer other than as described herein and under applicable state and federal securities laws, and assuming the accuracy of the Purchaser's representations and warranties set forth in Section 2.2 hereof, such Shares will have been issued in compliance with all applicable state and federal securities laws.

         (d) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby does not and will not (i) violate any provision of the Company's Certificate of Incorporation or Bylaws, each as amended to date, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which any of the Company's properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, except, in all cases, other than violations pursuant to clauses (i) or
(iii) (with respect to federal and state securities laws) above, except, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The Company is not required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or consummate the Exchange in accordance with the terms hereof (other than any filings, consents and approvals which may be required to be made by the Company under applicable state and federal securities laws, rules or regulations, or the rules of the Nasdaq SmallCap Market, prior to or subsequent to the Closing).

         (e) Offering. No form of general solicitation or general advertising (as defined in Regulation D of the Securities Act of 1933, as amended) was used by the Company or any of its respective representatives in connection with the offer and sale of the Shares hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or other meeting whose attendees have been invited by any general solicitation or general advertising. Except as set forth in any schedule attached to or made part of either the Common Stock and Warrant Purchase Agreement dated October 30, 2002 or November 11, 2002 between the Company and the investors listed in each respective contract, no securities of the same class as the Shares have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

         Section 2.2. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company, as of the date hereof and as of the Closing Date, as follows:

         (a) Organization and Standing of the Purchaser. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

         (b) Authorization and Power. The Purchaser has the requisite power and authority to enter into and perform this Agreement and to consummate the
Exchange. The execution, delivery and performance of this Agreement the Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization is required for the Purchaser to effect the transactions contemplated hereby. When executed and delivered by the Purchaser, this Agreement shall constitute valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

         (c) No Conflict. The execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby does not and will not (i) violate any provision of the Purchaser's Certificate of Incorporation or Bylaws, each as amended to date, (ii) assuming the execution and delivery of those documents set forth in
Section 4.2(e) hereof, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Purchaser is a party or by which the Purchaser's properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Purchaser or by which any property or asset of the Purchaser is bound or affected, except, in all cases, other than violations pursuant to clauses (i) or (iii) (with respect to federal and state securities laws) above, except, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, materially and adversely affect Purchaser's ability to perform its obligations hereunder.

         (d) Acquisition for Investment. The Purchaser is acquiring the Shares solely for its own account and not with a view to or for sale in connection with any distribution.

         (e) Assessment of Risks. The Purchaser acknowledges that it (i) has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of such Purchaser's investment in the Company (by virtue of its purchase of Shares hereunder), (ii) is able to bear the financial risks associated with an investment in the Shares and (iii) has been given full access to such records of the Company and to the officers of the Company as it has deemed necessary or appropriate to conduct its due diligence investigation with respect to the Shares.

         (f) No General Solicitation. The Purchaser acknowledges that the Shares were not offered to the Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or (ii) any seminar or meeting to which the Purchaser was invited by any of the foregoing means of communications.

         (g) Accredited Investor. The Purchaser is an "accredited investor" (as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended).

         (h) Legend. The Purchaser hereby acknowledges and agrees that the certificates or other documents representing the Shares may contain the following, or a substantially similar, legend, which legend shall be removed only upon receipt by the Company of an opinion of its counsel, which opinion shall be satisfactory to the Company, that such legend may be so removed:

                  THE SECURITIES REPRESENTED HEREBY (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE

                  SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR FIBERNET TELECOM GROUP, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

         (i) Certain Fees. The Purchaser has not employed any broker or finder or incurred any liability for any brokerage, investment banking, commission, finders', structuring or financial advisory fees or other similar fees in connection with this Agreement or the transactions contemplated hereby.

                                  ARTICLE III.

                            Covenants of the Parties

         Section 3.1. Covenants. The parties hereto hereby covenant with each other as follows, which covenants, as applicable, are for the benefit of such parties and their respective permitted assigns:

         (a) Further Assurances. From and after the Closing Date, upon the request of the Purchaser or the Company, the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, including, without limitation, authorizing the Company's transfer agent to issue shares of the Company's common stock to the purchasers of the Shares sold by the Purchaser.

         (b) Commercially Reasonable Efforts. Each party hereto will use commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable, consistent with applicable law, to consummate and make effective in the most expeditious manner practicable the transactions contemplated hereby, including without limitation, making all required regulatory and other filings required by applicable law as promptly as practicable after the date hereof.

                                  ARTICLE IV.

                                   Conditions

         Section 4.1. Conditions Precedent to the Obligation of the Company to Close. The obligation hereunder of the Company to close and effect the Exchange at the Closing is subject to the satisfaction or waiver, at or before the Closing of the conditions set forth below:

         (a) Accuracy of the Purchaser's Representations and Warranties. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

         (b) Performance by the Purchaser. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing.

         (c) No Injunction, Statute or Rule. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

         (d) Surrender of Nortel Debt. The Purchaser shall have released and surrendered to the Company all documents evidencing the Nortel Debt together with all appropriate instruments of transfer.

         (e) Transaction Documents. The Purchaser shall have received executed copies of (i) the Agreement, Limited Waiver and Ninth Amendment among FiberNet Operations, Inc., Devnet L.L.C., and the lenders under the Company's senior credit facility named therein, (ii) Amendment and Waiver to the Investor's Rights Agreement and Stockholders Agreement dated as of January 10, 2003 by and among the Company and the lenders under the Company's senior credit facility, and (iii) Warrant Agreement Amendment No. 2 dated as of January 10, 2003 by and among FiberNet Operations, Inc., Devnet L.L.C. and the lenders under the Company's senior credit facility named therein.

The conditions set forth in this Section 4.1 are for the Company's sole benefit and may be waived only by the Company at any time in its sole discretion.

         Section 4.2. Conditions Precedent to the Obligation of the Purchaser to Close. The obligation hereunder of the Purchaser to close and effect the Exchange is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below:

         (a) Accuracy of the Company's Representations and Warranties. Each of the representations and warranties of the Company in this Agreement shall be true and correct in all material respects as of the Closing Date, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

         (b) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

         (c) No Injunction, Statute or Rule. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

         (d) Certificates. The Company shall have delivered to the Purchaser certificates representing the Shares (in such denominations as the Purchaser may request) being acquired by the Purchaser at the Closing.

The conditions set forth in this Section 4.2 are for the Purchaser's sole benefit and may be waived only by the Purchaser at any time in its sole discretion.

                                   ARTICLE V.

                                  Miscellaneous

         Section 5.1. Fees and Expenses. Each party hereto shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

         Section 5.2. Entire Agreement; Amendment. This Agreement contains the entire understanding and agreement (written or oral) of the parties hereto with respect to the subject matter hereof and, except as specifically set forth herein, neither the Company nor the Purchaser make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by each party hereto. Any amendment or waiver effected in accordance with this Section 5.2 shall be binding upon each such party and its permitted assigns.

         Section 5.3. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:                  FiberNet Telecom Group, Inc.
                                    570 Lexington Avenue
                                    New York, New York 10022
                                    Attention:  President
                                    Fax No.:  (212) 421-8860
with copies (which copies
shall not constitute notice
to the Company) to:                 Mintz, Levin, Cohn, Ferris, Glovsky and
                                     Popeo, P.C.
                                    Chrysler Center
                                    666 Third Avenue
                                    New York, New York 10022
                                    Attention: Todd Mason
                                    Fax No.:  (212) 983-3115


If to the Purchaser:               Nortel Networks Inc.
                                   MS 991-15-A40
                                   2221 Lakeside Boulevard
                                   Richardson, TX 75082
                                   Attn: Customer Finance
                                   Fax No.:  (972) 684-3679

with copies (which copies
shall not constitute notice
to the Purchaser) to:              Jenkens & Gilchrist, a Professional
                                    Corporation
                                   1445 Ross Avenue, Suite 3200
                                   Dallas, TX 75202
                                   Attn: Michael J. Pendleton
                                   Fax No.: (214) 855-4300

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

         Section 5.4. Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         Section 5.5. Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

         Section 5.6. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither party hereto may assign its rights or obligations under this Agreement (by operation of law or otherwise) without the prior written consent of each other party hereto, and any attempted assignment without such consent shall be void ab initio.

         Section 5.7. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

         Section 5.8. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions thereof. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

         Section 5.9. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

         Section 5.10. Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Debt Exchange Agreement to be duly executed by their respective authorized officers as of the date first above written.


                                     FIBERNET TELECOM GROUP, INC.





                                     By: /s/ Jon A. Deluca
                                        ---------------------------------------
                                        Name:  Jon A. Deluca
                                        Title: SVP- Finance, Chief Financial
                                               Officer


                                     FIBERNET OPERATIONS, INC.





                                     By:  /s/ Jon A. Deluca
                                        ----------------------------------------
                                        Name:  Jon A. Deluca
                                        Title: SVP-Finance, Chief Financial
                                               Officer


                                     DEVNET L.L.C.





                                     By: /s/ Jon A. Deluca
                                        ----------------------------------------
                                        Name:  Jon A. Deluca
                                        Title: SVP-Finance, Chief Financial
                                               Officer


                                     NORTEL NETWORKS INC.





                                     By:  /s/ Elias Makris
                                        ----------------------------------------
                                        Name:  Elias Makris
                                        Title: Director, Customer Finance